NYSE:CRK June 10, 2019 Acquisition of Covey Park Energy Creates Haynesville Basin Leader Exhibit 99.1

Disclaimer This presentation may contain certain “forward-looking statements”, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, Comstock Resources’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the possibility that the proposed transaction does not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the ability of Comstock to complete the acquisition and integration of Covey Park successfully; litigation relating to the transaction; and other factors that may affect future results of Comstock. Additional factors that could cause results to differ materially from those described above can be found in Comstock’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the Securities and Exchange Commission (“SEC”) and available in the “Investors” section of Comstock’s website, http://crkfrisco.com/, under the subsection “SEC Filings” and in other documents Comstock files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Comstock assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Transformational Haynesville Shale Acquisition Combination creates the basin leader in the Haynesville, a premier natural gas basin with superior economics and geographic proximity to Gulf Coast Industry leading margins and well economics that support growth and debt reduction Conservative operating plan that internally funds drilling program and generates free cash flow Proved net asset value per share increase ~50% ¹ Successful Dallas businessman and long-time oil and gas investor, Jerry Jones, will invest an additional $475 million, bringing his total investment to $1.1 billion Based on pro forma PV 10 value of proved reserves as of 12/31/18 based on 3rd party engineering less net debt, preferred stock and G&A (capitalized at a 4.0x multiple)

Covey Park Acquisition Overview Cash and stock transaction valued at ~$2.2 billion Covey Park’s equity owners will receive: $700 million cash $210 million of newly issued perpetual convertible preferred stock 28.8 million shares of newly issued CRK common stock Transaction Structure and Consideration Financing Pro Forma Ownership Jerry Jones is investing an additional $475 million in the Company which brings his total investment to $1.1 billion $300 million common equity investment at a valuation of $6.00 per share $175 million of perpetual convertible preferred equity Assumption of Covey Park’s $625 million 7.5% senior notes Refinance $390 million outstanding under Covey Park’s credit facility, redeem Covey Park Preferred units for $155 million and fund $253 million of purchase price with borrowings under new $1.5 billion credit facility 75% Jerry Jones 16% Denham Capital Board of Directors Adds two new members John Jacobi (Covey Park Co-CEO) Jordan Marye (a Denham Capital Managing Partner)

Comstock Becomes Basin Leader

Substantial Scale in the Haynesville

- Over 1.1 Bcfe/d of net production
- EBITDAX of $935 million [1]
- 5.4 Tcfe of SEC proved reserves
- 290,000 net acres in the Haynesville / Bossier

Robust Combined Inventory

- 20+ years of inventory of high-return locations
- ~2,000 net drilling locations, including ~1,300 with laterals over 5,000 feet

Industry-Leading Margins

- Unit cost structure of 76¢ per Mcfe [2]
- EBITDAX margins exceed 75% [2]

Low-Cost Flexible Gas Marketing

- Favorable proximity to Gulf Coast demand
- 500 miles of owned gas gathering infrastructure
- Low gathering costs of 26¢ per Mcfe
- No unmet minimum volume commitments

Significant Synergies

- Over $25 million in annual corporate overhead savings
- Capital efficiencies from larger operating platform

Improving Balance Sheet

- Leverage metrics immediately improve as result of the transaction
- Free cash flow generation and EBITDAX growth supports target leverage of ~2.0x by 2021
- Pro forma company expects to fund drilling plan within operating cash flow

COMSTOCK RESOURCES

(1) *Based on pro forma annualized 1Q 2019 results; Includes estimated G&A savings of $25MM per year*
(2) *Reflects pro forma estimated G&A savings of $25MM per year; Costs include LOE / Taxes, Processing & Transportation and G&A*

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Complementary Haynesville Shale Acreage Comstock Covey Park Haynesville Bossier Combined, over 94% of the acreage is held by production with an average working interest of 77% Haynesville / Bossier Acreage Robertson County

Creating the Largest Producer in the Haynesville with Significant Scale Pro Forma proved reserves as of 12/31/18 based on 3rd party engineering; based on weighted-average adjusted prices of $61.23 / bbl and $2.92 / Mcf for oil and natural gas, respectively

Combination Materially Enhances Comstock's Financial, Operational and Credit Metrics





Actual 1Q'19
PF 1Q'19
+167%
Daily Production (MMcfe/d)
422
1,127
+141%
LQA Adjusted EBITDAX ($MM)
$388
$935
+171%
PV-10 ($MM)
SEC
SPE
$1,755
$1,755
$4,751
$639
$4,112
+212%
Proved Reserves (Tcfe) 3
SEC
SPE
2.4
2.4
7.6
2.2
5.4
Actual 1Q'19
PF 1Q'19
+50%
Proved Net Asset Value Per Share 1
$3.17
$4.76
(10%)
Lifting Costs ($/Mcfe) 2
$0.74
$0.67
(14%)
Total Debt to LTA Adjusted EBITDAX
3.4x
2.9x
(22%)
Debt to Daily Production ($/Mcfe/d)
$3,125
$2,435

Note: Actual 1Q'19 represents Standalone CRK; PF 1Q'19 represents pro forma combined Company

(1) Based on pro forma PV 10 value of proved reserves as of 12/31/18 based on 3rd party engineering less net debt, preferred stock and G&A (capitalized at a 4.0x multiple)

(2) Lifting costs include LOE, G&T and production taxes; Pro forma CRK reflects pro forma estimated G&A savings of $25MM per year

(3) Standalone and pro forma proved reserves as of 12/31/18 based on 3rd party engineering

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Robust Combined Inventory of De-Risked, High-Return Drilling Locations Combined Operated Wells Drilled Since 2015 Significant inventory of extended lateral wells combined with strong EBITDAX margins support overall capital efficiency efforts and drive improved corporate returns Combined Haynesville / Bossier Net Drilling Locations PF < 5,000 feet > 5,000 feet +145% PF Comstock Acreage Combined Operated Wells Drilled Since 2015

Limited basis risk due to close proximity to Henry Hub Lowest in-basin gathering, treating and transport costs of 26¢ per Mcfe Extensive gathering and transportation pipeline network with ample capacity to handle incremental volumes No unmet minimum volume commitments Insignificant exposure to legacy gathering and transportation contracts with out-of-market terms Company owns approximately 500 miles of gathering systems Lowest In Basin Gathering Costs Close Proximity to Numerous Gulf Coast Demand Centers Source: Company management, Public filings, Wall Street research Perryville / Henry Hub Henry Hub Carthage Comstock Covey Park Haynesville Bossier Delivery Point Robertson County Houston Ship Channel

Low Cost Structure and High EBITDAX Margin Best-In-Class Cost Structure of Gas Producers Leading Margins Compare Favorably to Both Permian and Gas-Weighted Names Source: Public filings Note: Financial metrics based on Q1’19 reported actuals; Pro forma CRK reflects pro forma estimated G&A savings of $25MM per year Gas peers include: AR, CNX, COG, EQT, GPOR, MR, RRC and SWN Permian peers include: CXO, FANG and LPI Gas Peers Permian Peers

Combined Company Boasts Significant Scale and Resource Depth SPE Proved by Category PV-10 $4,112MM 1P Reserves 5,364 Bcfe SEC Reserves ¹ SPE Reserves ¹ SEC Proved by Category PV-10 $4,751MM 1P Reserves 7,576 Bcfe Note: Reserves calculated based on weighted-average adjusted prices of $61.23 / bbl and $2.92 / Mcf for oil and natural gas, respectively Pro Forma proved reserves as of 12/31/18 based on 3rd party engineering

Drilling Plan and Production Guidance 2019E and 2020E Drilling Plan Management Guidance Assumes forecast of $55.00/bbl WTI and $2.60/Mcf natural gas 2020E capital program targets generating free cash flow of $75 - $100 million ¹

($ in millions)  As of 3/31/19 Pro Forma Cash and cash equivalents $29 $29 Revolving Credit Facility $470 $1,268 7¾% Senior Notes due 2025 - 625 9¾% Senior Notes due 2026 850 850 Total Debt (at face amount ) $1,320 $2,743 Preferred Equity $ - $385 Common Equity 570 1,015 Total Equity $570 $1,400 Total Capitalization $1,890 $4,143 Liquidity $259 $261 Pro Forma Capitalization

Perpetual Convertible Preferred Equity Rationale Flexible, balance sheet friendly acquisition financing Additional investment from Jerry Jones Ongoing commitment from Denham Capital, a leading energy focused private equity firm Terms $210 million provided by Denham Capital (Series A) $175 million provided by Jerry Jones (Series B) Terms are substantially the same 10% dividend per annum After one year from issuance, convertible into CRK common equity at $4.00 per share Redeemable at any time by CRK at the stated value plus accrued dividends

Comstock Financial Strategy Drill within operating cash flow and emphasize free cash flow generation Targeting a leverage ratio of ~2.0x by 2021 Best-in-class cost structure and EBITDAX margins combined with disciplined capital program allows us to de-lever even in low natural gas price environment Maintain an active hedging program targeting 50% to 60% of forecasted production

Combined Oil and Gas Hedging Program Comstock targets having 50% to 60% of its future twelve months oil and gas production hedged Natural Gas Hedges (Mcfe/d) Oil Hedges (Boe/d) Contracts are per MMbtu at an index price based on the NYMEX-Henry Hub monthly future prices Average floor price - $2.25 to $2.90 Average ceiling price - $2.78 to $4.08 Includes a $2.39 short put on three way collars; Average short put price - $2.30 to $2.50 Average floor price - $40.00 to $55.00 Average ceiling price - $54.70 to $85.00 79% 68% 64% 58% Swaps at $2.90 1 Collars for $2.61 2 to $3.24 3,4 % of Gas Production Hedged Collars for $50.19 5 to $69.93 6 % of Oil Production Hedged 46% 47% 44% 44% 27% 47%